SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party Other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MCM CAPITAL GROUP, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each series of securities to which transaction applies:

(1)	Aggregate number of securities to which transaction applies:

(2)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(3)	Proposed maximum aggregate value of transaction:

$

(4)	Total fee paid:

$

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MCM CAPITAL GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 24, 2002

To Our Stockholders:

The 2001 annual meeting of Stockholders of MCM Capital Group, Inc. (the “Company”) will be held at the offices of BDO Seidman, LLP, 350 Madison Avenue, New York, New York 10017-5001, on January 24, 2002, beginning at 4:00 p.m. local time. The annual meeting is being held for the following purposes:

1.	To elect 6 directors, each for a term of one year;

2.	To change the name of the Company; and

3.	To transact such other business that may properly come before the meeting.

Stockholders of record at the close of business on November 30, 2001, are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

Your vote is important. In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it to the Company via facsimile to (858) 309-6977 and in the enclosed postage-paid envelope.

By Order of the Board of Directors

/s/ Carl C. Gregory, III

Carl C. Gregory, III Chief Executive Officer

December 6, 2001 San Diego, California

ABOUT THE MEETING
What is the purpose of the annual meeting?
Who is entitled to vote?
Who can attend the meeting?
What constitutes a quorum?
How do I vote?
What if I vote and then change my mind?
What are the Board’s recommendations?
What vote is required to approve each item?
Can I dissent or exercise rights of appraisal?
How much did this proxy solicitation cost?
Election of Directors (Proposal No. 1)
General
Vote Required
Nominees
How are directors compensated?
Are employees of the Company paid additional compensation for service as a director?
How often did the Board meet during fiscal 2000?
What committees has the Board established?
EXECUTIVE OFFICERS AND COMPENSATION
The Executive Officers
EXECUTIVE COMPENSATION SUMMARY
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS
Employment Contracts and Other Related Matters
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
Compensation Committee Interlocks and Insider Participation
STOCK PRICE PERFORMANCE GRAPH
Certain Relationships and Related Transactions
Security Ownership of Principal Stockholders and Management
Section 16(a) Beneficial Ownership Reporting Compliance
REPORT OF THE AUDIT COMMITTEE
Change of the Company’s Name (Proposal No. 2)
STOCKHOLDER PROPOSALS AND NOMINATIONS
INDEPENDENT AUDITORS
OTHER MATTERS
APPENDIX I
APPENDIX II

MCM CAPITAL GROUP, INC.

5775 ROSCOE COURT
SAN DIEGO, CALIFORNIA 92123
(877) 445-4581

PROXY STATEMENT

This Proxy Statement relates to the 2001 Annual Meeting of Stockholders to be held on January 24, 2002 at 4:00 p.m. local time, at the offices of BDO Seidman, LLP, 350 Madison Avenue, New York, New York 10017-5001, or at such other time and place to which the annual meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials relating to the annual meeting are first being mailed to stockholders entitled to vote at the meeting on or about December 13, 2001.

ABOUT THE MEETING

What is the purpose of the annual meeting?

         At the Company’s annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of six directors and the change of the Company’s name. In addition, the Company’s management will report on the progress of the Company during 2001 and respond to questions from stockholders.

Who is entitled to vote?

         Only stockholders of record at the close of business on the record date, November 30, 2001, are entitled to receive notice of the annual meeting and to vote the shares that they held on that date at the meeting, or any postponement or adjournment of the meeting. At the close of business on November 30, 2001, there were 7,161,131 outstanding shares outstanding of the Company’s common stock, which are entitled to cast 7,161,131 votes.

Who can attend the meeting?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares on the record date will constitute a quorum, permitting the Company to conduct its business at the annual meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

         You can vote on matters to come before the meeting in two ways:

1.	You can attend the meeting and cast your vote in person; or

2.	You can vote by completing, dating and signing the enclosed proxy card and returning it to the Company. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxyholders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of the Board of Directors.

What if I vote and then change my mind?

         You may revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of the Company a notice of revocation; or

•	sending in another duly executed proxy bearing a later date; or

•	attending the meeting and casting your vote in person.

         Your last vote will be the vote that is counted.

What are the Board’s recommendations?

         Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with a description of such item in this proxy statement. In summary, the Board recommends a vote for election of the nominated slate of directors and a vote for the change of the Company’s name.

         With respect to any other matter that properly comes before the meeting, the proxyholders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

         Election of Directors. The nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         Other Items. For each other item the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         Effect of Broker Non-Votes. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Can I dissent or exercise rights of appraisal?

         Under Delaware law, holders of our voting stock are not entitled to dissent from any of the proposals to be presented at the annual meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

How much did this proxy solicitation cost?

         We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. We may solicit proxies by mail, personal interview, telephone or telegraph.

Election of Directors
(Proposal No. 1)

General

         A board of six (6) directors is to be elected at the annual meeting. It is expected that a majority of the Common Stock will be voted in favor of the six (6) nominees named below, all six (6) of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director, an alternate nominee shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified.

Vote Required

         If a quorum is present and voting, the six (6) nominees receiving the highest number of votes will be elected to the Board of Directors.

The Board of Directors recommends a vote FOR election of each of the director nominees.

Nominees

         The names of the nominees, and certain information about them are set forth below:

Name of Nominee	Age	Title

Eric D. Kogan	38	Chairman of the Board of Directors

Peter W. May	58	Director

Robert M. Whyte	57	Director

Raymond Fleming	45	Director

Carl C. Gregory, III	57	Director, President and Chief Executive Officer

Richard A. Mandell	59	Director

         CARL C. GREGORY, III. Mr. Gregory has served as a director and as President and Chief Executive Officer of the Company since May 2000. Prior to joining the Company, Mr. Gregory served as Chairman, President and Chief Executive Officer of West Capital Financial Services Corp. since January 1998. Prior to joining West Capital, Mr. Gregory was Managing Partner of American Western Partners, a private investment firm, from January 1996 through January 1997. From 1993 through 1995, Mr. Gregory was Chairman, President and Director of MIP Properties, Inc., a public real estate investment trust. Mr. Gregory also serves as a director of Apex Mortgage Capital and Pacific Gulf Properties. Mr. Gregory received his undergraduate degree in Accounting from Southern Methodist University and an MBA from the University of Southern California.

         ERIC D. KOGAN. Mr. Kogan has served as Chairman of the Board of Directors of the Company since February 1998. Mr. Kogan has served since March 1998 as Executive Vice President, Corporate Development of Triarc Companies, Inc., a leading premium beverage company, restaurant franchisor and soft drink concentrates producer, and as a manager and Executive Vice President - Corporate Development of Triarc Consumer Products Group, LLC, a wholly-owned subsidiary of Triarc, since January 1999. Prior thereto, Mr. Kogan was Senior Vice President, Corporate Development of Triarc from March 1995 to March 1998 and Vice President Corporate Development from April 1993. Mr. Kogan received his undergraduate degree from the Wharton School of the University of Pennsylvania and an MBA from the University of Chicago.

         PETER W. MAY. Mr. May has served as a director of the Company since February 1998. Mr. May has served since April 1993 as a director and as President and Chief Operating Officer of Triarc Companies, Inc. Since April 1993, he has also been a director or manager and officer of certain of Triarc’s subsidiaries. Mr. May is also a general partner of DWB Acquisition Group, L.P. From January 1989 to April 1993, he was President and Chief Operating Officer of Trian Group, Limited Partnership, an investment banking firm. Mr. May was President and Chief Operating Officer of Triangle Industries, Inc. from 1983 until December 1988. Mr. May has also served as a director of Ascent Entertainment Group, Inc. from June 1999 to April 2000 and as a director of On-Command Corporation from February 2000 to April 2000. Mr. May holds BA and MBA degrees from the University of Chicago and is a Certified Public Accountant.

         ROBERT M. WHYTE. Mr. Whyte has served as a director of the Company since February 1998. Mr. Whyte has served since 1986 as an investment banker with Audant Investment Pty. Limited, most recently in the capacity of Executive Chairman. Since 1997, Mr. Whyte has been a director of Publishing and Broadcasting Limited, and also serves on the Board of Directors of various other companies. From 1992 to 1997, Mr. Whyte held non-executive directorships of Advance Bank Australia Limited and The Ten Group Limited. Mr. Whyte holds a Bachelor’s degree from the University of Sydney.

         RAYMOND FLEMING. Mr. Fleming has served as a director of the Company since June 2001. Mr. Fleming is the Treasurer of Consolidated Press Holdings Limited, a position he has held since joining that company in August 1999. From 1982 to 1999, Mr. Fleming worked within the Australian banking industry. Mr. Fleming holds a Bachelor of Economics degree from the University of Sydney and is a Fellow of the Australian Institute of Chartered Accountants.

         RICHARD A. MANDELL. Mr. Mandell has served as a director of the Company since June 2001. He currently is a private investor and financial consultant. Mr. Mandell was a Vice President — Private Investments of Clariden Asset Management (NY) Inc., a subsidiary of Clariden Bank, a private Swiss bank, from January 1996 until February 1998. From 1982 until June 1995, Mr. Mandell served as a Managing Director of Prudential Securities Incorporated, an investment banking firm. He also serves as a director of Sbarro, Inc., Trend-Lines, Inc., Shells Seafood Restaurants, Inc., USAD Detergents, Inc., and MHT International Inc.

How are directors compensated?

         Outside directors currently receive a $15,000 annual retainer fee and a $1,000 per meeting fee for attendance at Board or committee meetings. Directors who represent significant stockholders receive no annual retainer fee and no per meeting fee. All directors are, however, reimbursed for their out-of-pocket expenses incurred in attending Board or committee meetings. The Company has also entered into indemnification agreements with each of its directors under which it has agreed to indemnify them to the fullest extent authorized by law against certain expenses and losses arising out of certain claims related to the fact that such person is or was a director of the Company or served the Company in certain other capacities.

Are employees of the Company paid additional compensation for service as a director?

         No. We do, however, reimburse them for travel and other related expenses.

How often did the Board meet during fiscal 2000?

         The Board of Directors met four times during fiscal 2000. Attendance by directors at the meetings of the Board and Board committees on which they served was 83%.

What committees has the Board established?

         The Board of Directors has standing Audit, Nominating and Compensation Committees. The current members of each committee are set forth below:

Name	Audit Committee		Nominating Committee	Compensation Committee

Eric D. Kogan	X		X	X

Robert M. Whyte	X

Peter W. May			X	X

Richard A. Mandell	X	(1)

(1)	Mr. Mandell became a member of the Audit Committee on June 8, 2001.

         Audit Committee. The Audit Committee is responsible for recommending to the full Board the appointment of the Company’s independent auditors and for reviewing and evaluating the Company’s accounting principles and system of internal accounting controls. The Audit Committee met in person or acted by written consent four times during fiscal 2000 and consisted of Messrs. Kogan and Whyte.

         Nominating Committee. The Nominating Committee is responsible for evaluating all proposed candidates for the Board, recommending nominees to fill vacancies to the full Board and recommending to the full Board, prior to the Annual Meeting of Stockholders, a slate of nominees for election to the Board by the stockholders of the Company at the Annual Meeting. The Nominating Committee will consider nominees recommended by stockholders if such recommendations are submitted in writing, 90 to 120 days prior to the next Annual Meeting of Stockholders and includes (a) the name and address of the stockholder making the nomination; (b) the name and address of the person nominated to serve as Director; (c) a representation that the stockholder is a holder of record of Common Stock of the Company and intends to vote in person or by proxy in favor of the nominee; (d) a description of arrangements or understandings between the nominee and the stockholders; (e) the consent of the nominee to serve as Director; and (f) such other information regarding each nominee as would have to be included in a proxy statement pursuant to the proxy rules of the Securities and Exchange Commission in the event the nominee is nominated. Such recommendations should be addressed to the Secretary of the Company and to the Nominating Committee at 5775 Roscoe Court, San Diego, California 92123. The Nominating Committee met in person or acted by written consent once during 2000 and consisted of James D. Packer and Nelson Peltz, former directors who resigned from the Company’s board on June 8, 2001 and October 29, 2001, respectively.

         Compensation Committee. The Compensation Committee acts on matters relating to the compensation of directors, senior management, and key employees, including the granting of stock options. The Compensation Committee met in person or acted by written consent two times during 2000, and consisted of Messrs. May and Kogan.

EXECUTIVE OFFICERS AND COMPENSATION

         Our management consists of the following personnel, in addition to Carl C. Gregory, III, our President and Chief Executive Officer, who is named above as a director.

Name	Age	Position

Barry R. Barkley	58	Executive Vice President and Chief Financial Officer

J. Brandon Black	34	Executive Vice President and Chief Operating Officer

John R. Treiman	40	Senior Vice President and Chief Information Officer

Jerome K. Miller, Jr.	52	Senior Vice President, Human Resources

Robin R. Pruitt	44	Senior Vice President, General Counsel and Secretary

Susan E. Emery	48	Vice President and Controller

The Executive Officers

         BARRY R. BARKLEY. Mr. Barkley joined the Company in May 2000 and serves as Executive Vice President and Chief Financial Officer. From March 1998 until joining the Company, Mr. Barkley was the Chief Financial Officer of West Capital Financial Services Corp. In October 1995, Mr. Barkley joined Great Western Financial Corporation as the Corporate Controller reporting to the Vice Chairman. From August 1990 to September 1995, Mr. Barkley was with Banc One Corporation, first as Chief Financial Officer and member of the Board of Directors of Bank One, Texas, N.A. and from January 1994, serving as Executive Director, Corporate ReEngineering. Mr. Barkley received a bachelor’s degree from Purdue University in 1966 and received an MBA from Indiana University in 1970.

         J. BRANDON BLACK. Mr. Black joined the Company in May 2000 and serves as Executive Vice President and Chief Operating Officer. From March 1998 until joining the Company, Mr. Black was the Senior Vice President of Operations for West Capital Financial Services Corp. Prior to joining West Capital, Mr. Black worked for First Data Resources during the period of September 1997 through April 1998 and for Capital One Financial Corporation from June 1989 until August 1997. Mr. Black received a bachelor’s degree from William and Mary in 1989 and an MBA from the University of Richmond in 1996.

         JOHN R. TREIMAN. Mr. Treiman joined the Company in May 2000 and serves as Senior Vice President and Chief Information Officer. From August 1998 until joining the Company, Mr. Treiman was a Vice President and the Chief Information Officer of West Capital Financial Services Corp. From January 1996 through July 1998, Mr. Treiman served as Vice President and Chief Information Officer for Frederick’s of Hollywood. Additionally, Mr. Treiman served as Vice President and Chief Information Officer for The Welk Goup and

spent several years consulting with KPMG Peat Marwick. Mr. Treiman received a bachelor’s degree from UCLA in 1983 and received an MBA from the University of Southern California in 1986.

         JEROME K. MILLER, JR. Mr. Miller joined the Company in May 2000 and serves as Senior Vice President of Human Resources. From May 1998 until joining the Company, Mr. Miller was the Vice President of Human Resources for West Capital Financial Services Corp. From December 1994 to May 1998, Mr. Miller was Director, Employment & Employee Relations for SunAmerica, Inc., a Fortune 500 financial services company. Mr. Miller received a bachelor’s degree from the University of Scranton in 1971.

         ROBIN R. PRUITT. Ms. Pruitt joined the Company in September 2001 and serves as Senior Vice President, General Counsel and Secretary. From June 2000 until joining the Company, Ms. Pruitt was Vice President and General Counsel of Mitchell International, Inc., a developer of claims estimating systems for insurance industries. Ms. Pruitt served as a Vice President of the Company during May and June 2000, and prior to that was Vice President and General Counsel of West Capital Financial Services Corp. from November 1998 to May 2000. From May 1995 to January 1998, Ms. Pruitt served as General Counsel of ComStream Corporation, a designer and manufacturer of satellite communications equipment. Ms. Pruitt received a bachelor’s degree in Finance and Economics from the University of South Carolina in 1978 and a JD degree from Boston University School of Law in 1983.

         SUSAN E. EMERY. Ms. Emery joined the Company in March 2001 and serves as Vice President and Controller. From November 1999 until joining the Company, Ms. Emery was a Director with Horizon Group Ventures, LLC, an investment banking and consulting firm. From September 1998 to November 1999, she served as Corporate Controller for Esquire Communications, Inc., a court reporting and temporary staffing services firm. From April 1997 to September 1998, Ms. Emery was Vice President, Finance and Administration of JS Foods, a restaurant franchise operator, and prior to that was Regional Controller of FPA Medical Management, Inc. from April 1996 to March 1997. Ms. Emery received a Bachelor of Business Administration degree from the University of Texas, El Paso, in 1987 and is a Certified Public Accountant.

EXECUTIVE COMPENSATION SUMMARY

         The following table sets forth the total compensation paid to certain executive officers during the Company’s last three completed fiscal years, including all persons who served as our chief executive officer during fiscal 2000 and the four other most highly paid executive officers, excluding officers paid less than $100,000 annually (collectively, the “Named Executive Officers”).

					Long-Term Compensation

		Annual Compensation			Awards			Payouts

					Restricted
					Stock	Securities
				Other Annual	Award(s)	Underlying		LTIP	All Other
Name and		Salary	Bonus	Compensation		Options/		Payouts	Compensation
Principal Position	Year	($)	($)	($)	($)	SARs		($)	($)

Carl C. Gregory, III(3)	2000	$204,167	$250,000			300,000	(7)		$2,650	(1)
Director, President and Chief Executive Officer

Robert E. Koe(3)	2000	$237,981	$93,750						$2,643	(1)
Former Director,	1999	99,517	75,000			100,000	(5)		41,108	(2)
President and CEO

Frank Chandler (3)	2000	$230,048							$38,620	(6)
Former Vice	1999	220,833							2,560
Chairman	1998	190,417	$25,000						2,555

J. Brandon Black	2000	$116,667	$150,000			200,000	(7)		$1,958	(1)
Executive Vice President and Chief Operating Officer

Barry R. Barkley	2000	$116,667	$75,000			200,000	(7)		$2,082	(1)
Executive Vice President and Chief Financial Officer

John R. Treiman	2000	$97,805	$41,250			75,000	(7)		$1,741	(1)
Senior Vice President and Chief Information Officer

Jerome K. Miller, Jr.	2000	$72,917	$31,250			75,000	(7)		$1,196	(1)
Senior Vice President of Human Resources

R. Brooks Sherman (4)	2000	$132,132	$52,083						$2,661	(1)
Former Executive	1999	57,692	40,000			50,000	(5)		88,064	(2)
Vice President and Chief Financial Officer

Please see footnotes on next page.

(1)	Includes 401(k) plan matching contributions and term life insurance premiums paid by the Company.

(2)	Includes expenses paid or reimbursed by MCM for relocation to Phoenix.

(3)	Mr. Gregory became President and Chief Executive Officer on May 22, 2000 succeeding Mr. Koe. Mr. Koe became our Chief Executive Officer on July 22, 1999. Mr. Koe succeeded Mr. Frank Chandler as Chief Executive Officer.

(4)	Mr. Sherman ceased employment with the Company on October 31, 2000.

(5)	As of December 31, 2000 all options had expired.

(6)	Includes contractual expenses paid or reimbursed by the Company of $36,077 plus 401(k) plan matching contributions of $2,250.

(7)	The Board of Directors granted options on January 25, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning grants of stock options to the Named Executive Officers on January 25, 2001. The Company does not maintain an option or other stock based plan that provides for the grant of stock appreciation rights (“SARs”).

	Individual Grants

					Potential Realizable Value
	Number of	Percent of	Average		at Assumed Annual Rates
	Securities	Total Options/	Exercise		of Stock Price
	Underlying	SARs Granted	Price	Expira	Appreciation for Option
	Options/ SARs	to Employees in	(Per	-tion	Term
Name	Granted	Fiscal Year	Share)	Date	5% ($)	10% ($)

Carl C. Gregory, III	300,000	24%	$1.00	5/22/10	$188,668	$478,123

Barry R. Barkley	200,000	16%	$1.00	5/22/10	$125,779	$318,748

J. Brandon Black	200,000	16%	$1.00	5/22/10	$125,779	$318,748

Jerome K. Miller, Jr.	75,000	6%	$1.00	5/22/10	$47,167	$119,530

John R. Treiman	75,000	6%	$1.00	5/22/10	$47,167	$119,530

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTIONS

         The following table sets forth information concerning option exercises and option holdings for fiscal 2000 with respect to the Named Executive Officers.

				Number of Securities
	Shares			Underlying Unexercised		Value of Unexercised
	Acquired			Options/SARs at		In-The-Money Options/
	On		Value	Fiscal Year-End		SARs at Fiscal Year-End(1)
Name	Exercise		Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Carl C. Gregory, III	None	—		50,000	250,000	$—	$—

Robert E. Koe	None	—		0	0	$—	$—

Frank Chandler	None	—		0	0	$—	$—

Barry R. Barkley	None	—		33,333	166,667	$—	$—

J. Brandon Black	None	—		33,333	166,667	$—	$—

John R. Treiman	None	—		12,500	62,500	$—	$—

Jerome K. Miller, Jr.	None	—		12,500	62,500	$—	$—

R. Brooks Sherman	None	—		0	0	$—	$—

(1)	Options are considered “in the money” if the fair market value of the underlying securities exceeds the exercise price of the options. These values are based on the December 29, 2000 closing price of the Common Stock of $0.328 per share on the Over the Counter Bulletin Board, less the per share exercise price.

Employment Contracts and Other Related Matters

         Presently there are no employment contracts with Executive Management.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

         The Company’s executive compensation program is administered by the Compensation Committee of the Board. The members of the Compensation Committee are not employees of the Company. The Compensation Committee determines the compensation of the Company’s executive officers and administers the Company’s stock option plans.

EXECUTIVE COMPENSATION POLICIES

         Overview. Incentive compensation arrangements are the cornerstone of the Compensation Committee’s executive compensation policies. These incentive compensation arrangements reward those executive officers that achieve individual and Company objectives that increase stockholder value.

         The Company’s executive compensation package consists of three components: base salary and related benefits; annual cash bonus incentives; and stock-based compensation incentives. The Compensation Committee reviews each of these components and develops an incentive compensation package for each of the Company’s executive officers based, in part, upon the recommendations of senior management and, in part, upon the Compensation Committee’s assessment of each executive officer’s contribution to the Company. In addition, from time to time, the Compensation Committee may review competitive information. The Compensation Committee strives to develop individual compensation packages for the Company’s executive officers that will encourage superior individual and Company-wide performance, serve to retain those executive officers that perform well, and lead to increased stockholder value. Each component of the Company’s executive compensation package is discussed below.

         Base Salary and Benefits. Each executive officer receives a base salary and benefits based on his or her responsibilities and experience. The Compensation Committee reviews each executive officer’s base salary and benefits from time to time.

         Annual Incentive Bonus. When appropriate the Company may pay discretionary bonuses to certain executives. Bonuses paid to the Named Executive Officers for the year ended December 31, 2000 are shown in the Executive Compensation Summary above.

         Stock-Based Compensation Incentives. The third component of the Company’s executive compensation package is stock-based compensation incentives, traditionally non-qualified stock options. This compensation component is an important incentive tool designed to more closely align the interests of the executive officers of the Company with the long-term interests of the Company’s stockholders and to encourage its executive officers to remain with the Company.

         The Compensation Committee considers grants of options to the Company’s executive officers and key employees on an annual basis. In selecting recipients and the size of option grants during 2000, the Compensation Committee considered the other components of the recipients’ compensation packages, the recipients’ responsibilities and performance, the Company’s performance during the preceding fiscal year, the exercise price of the options to be awarded and prior option grants.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         On May 22, 2000, Carl C. Gregory, III was hired as the President and Chief Executive Officer of the Company. At present, no employment contract exists between Mr. Gregory and the Company. Mr. Gregory’s base salary is $350,000 per year. On April 13, 2001 Mr. Gregory was paid a discretionary bonus of $250,000.

         Consistent with the Compensation Committee’s determination to provide incentives to maximize stockholder value, the Compensation Committee approved option grants to Mr. Gregory of 300,000 shares exercisable at $1.00 per share. Such options are described in the table entitled “Option Grants in Last Fiscal Year.”

         In 2000, Robert E. Koe, the Company’s Chief Executive Officer from July 22, 1999 to May 21, 2000, was compensated pursuant to an employment agreement. Under the agreement, Mr. Koe was entitled to a base salary of $225,000 per year. The Compensation Committee determined Mr. Koe’s salary through negotiations with Mr. Koe. Mr. Koe received an incentive bonus for 2000 of $93,750 based on the terms of Mr. Koe’s employment agreement.

         In 2000, Frank Chandler, the Company’s Chief Executive Officer through July 21, 1999, was compensated pursuant to an employment agreement. Under the agreement, Mr. Chandler was paid a base salary of $225,000 through February 15, 2001.

         Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million for each executive officer named in this proxy statement. The $1 million limitation generally does not apply to compensation that is considered performance-based. Non-performance-based compensation paid to the Company’s executive officers for the 2000 fiscal year did not exceed the $1 million limit per employee. The Company believes that its compensation policy satisfies 162(m). As a result, the Company believes that the compensation paid under this policy is not subject to limits of deductibility. However, there can be no assurance that the Internal Revenue Service would reach the same conclusion.

Peter W. May, Chairman Eric D. Kogan

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee has consisted of Messrs. May and Kogan. There were no interlocking relationships between the Company and other entities that might affect the determination of the compensation of the executive officers of the Company.

STOCK PRICE PERFORMANCE GRAPH

         The following graph compares the total cumulative stockholder return on the Company’s Common Stock for the period July 9, 1999 (the date of the Company’s IPO) through December 31, 2000 with the cumulative total return of (a) the Nasdaq Index and (b) and NCO Group, Inc., a company similar. The comparison assumes that $100 was invested on July 9, 1999 in the Company’s Common Stock and in each of the comparison indices.

Comparison of Five-Year Cumulative Total Returns

Performance Graph for
MCM Capital Group, Inc.

Legend

Symbol		CRSP Total Returns Index for:	07/1999	12/1999	06/2000	12/2000

————	■	MCM Capital Group, Inc.	100.0	41.5	8.7	3.5

— —	•	Nasdaq Stock Market (US Companies)	100.0	145.5	142.0	87.5

– – – – –	▲	Self—Determined Peer Group	100.0	75.5	58.0	76.2

Companies in the Self—Determined Peer Group N C O GROUP INC

Certain Relationships and Related Transactions

         On January 12, 2000, we issued $10.0 million in principal amount of 12% Series No. 1 Senior Notes to an institutional investor. The Senior Notes are unsecured obligations of the Company but are guaranteed by Midland Credit Management, Inc., Midland Acquisition Corporation and Triarc, a shareholder of the Company. Triarc beneficially owns approximately 9.8% of the outstanding common stock of the Company. In connection with the issuance of the Senior Notes, we issued warrants to the institutional investor and Triarc to acquire up to 428,571 and 100,000 shares, respectively, of the Company’s common stock at an exercise price of $0.01 per share. Each of the warrant agreements pursuant to which the foregoing warrants were issued contains antidilutive provisions. In addition, we paid a fee to Triarc in the amount of $200,000 in consideration of Triarc’s guarantee of this indebtedness. We engaged an independent valuation firm to determine the allocation of the $10.0 million principal amount between the Senior Notes and the warrants. The results of the valuation valued the warrants at approximately $3.05 per share. This valuation of $3.05 per share results in the warrants being included as a component of stockholders’ equity in the amount of $1.6 million with the same amount recorded as a reduction of the $10.0 million note payable. This debt discount is being amortized as interest expense over the five-year exercise period of the warrants resulting in a remaining debt discount balance of $1.5 million at December 31, 2000. In addition, the Senior Notes require semi-annual interest payments each January 15 and July 15 except that during the first two years the Senior Notes are outstanding the interest may be repaid in kind at the Company management’s option through issuance of additional 12% Senior Notes due July 1, 2005. For the interest payment that was due in July 2000 we issued a 12% Senior Note in the amount of $0.6 million. Another 12% Senior Note in the amount of $0.6 million was issued in January 2001 for the interest payment then due.

         Effective October 31, 2000, we executed an agreement with certain of our affiliates for a $2.0 million stand-by line of credit, secured by substantially all of the assets of the Company and its subsidiaries, to use, if necessary, for working capital purposes. The funding period under the line of credit expires on December 31, 2001. The line of credit accrues interest at 12% per annum on any amount drawn on the line of credit and repayment would be due in 12 equal monthly payments of principal with any unpaid principal due no later than December 31, 2002. Upon execution of the agreement, the lenders received Warrants to acquire up to 50,000 shares of the Company’s common stock at $0.01 per share. They may receive warrants to acquire 50,000 additional shares of the Company’s common stock at $0.01 per share upon the occurrence of each of the following (i) any borrowing under the line of credit, (ii) the election to extend the funding period for an additional three month period, with the funding period to not extend beyond December 31, 2001. At December 31, 2000, the Company had not drawn any funds against this line of credit. In the first quarter of 2001, we extended the $2.0 million standby line of credit through June 30, 2001. As a result of the extension of the funding period through June 30, 2001, warrants to purchase an additional 100,000 shares were issued to the lender. Also, as a result of the warrants to purchase an additional 100,000 shares issued to lenders, warrants to purchase an additional 5,241 shares were issued to the institutional holder of the $10.0 million Senior Note and warrants to purchase 1,275 shares were issued to Triarc pursuant to the antidilutive provisions of the warrant agreements discussed in the preceding paragraph.

         We have extended a facility with Bank of America, NA, formerly NationsBank, NA, for a revolving line of credit of up to $15 million that matures April 15, 2002 with a right to renew (subject to the satisfaction of certain conditions) through April 15, 2003. Some of our present and former directors, stockholders and affiliates have guaranteed this facility, including Messrs. May, Kogan, Chandler, Peltz, the Chandler Family Limited Partnership, Triarc, Consolidated Press Holdings Limited, and Peter Stewart Nigel Frazer.

         The Company is currently in discussions with certain of its existing institutional stockholders regarding a possible investment in the Company in the amount of $5,000,000. The terms and conditions of such investment have not been determined, and there can be no assurances that such investment will be made.

Security Ownership of Principal Stockholders and Management

         The following table sets forth certain information concerning the beneficial ownership of the Company’s Common Stock as of September 30, 2001, by: (i) each director of the Company, (ii) the Named Executive Officers, (iii) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, and (iv) all executive officers and directors as a group.

         Unless otherwise indicated, the address of each of the listed stockholders is 5775 Roscoe Ct., San Diego, California 92123. The number of shares includes shares of common stock owned of record by such person’s minor children and spouse and by other related individuals and entities over whose shares of common stock such person has custody, voting control or the power of disposition.

	Number of Shares of
	Common Stock	Percentage of
	Beneficially	Common Stock
Name & Address of Beneficial Owner	Owned(1)	Beneficially Owned

Consolidated Press International Holdings Limited (2)	2,299,396	31.0%
54-58 Park Street, Sydney NSW 2001, Australia

Triarc Companies, Inc. (3)	705,062	9.7%
280 Park Avenue New York, NY 10017

Neale M. Albert (4)	871,964	12.2%
c/o Paul, Weiss, Rifkind, Wharton & Garrison 1285 Avenue of the Americas New York, NY 10019

ING (U.S.) Capital LLC (5)	433,812	5.7%
55 East 52nd Street New York, NY 10015

Carl C. Gregory, III	100,000	1.4%

Robert E. Koe		*

Frank I. Chandler (6)	1,000,579	14.0%

Barry R. Barkley	66,666	*

J. Brandon Black	66,666	*

Jerome K. Miller, Jr.	25,000	*

John R. Treiman	25,000	*

Eric D. Kogan	165,587	2.3%

Raymond Fleming		*

Richard A. Mandell		*

Peter W. May (7)	1,010,716	13.9%

Robert M. Whyte	80,000	1.1%

All directors and executive officers of the Company as a group (15 persons) (8)	1,835,152	24.7%

Please see footnotes on next page.

*	Less than one percent.

(1)	The numbers and percentages shown include the shares of common stock actually beneficially owned as of September 30, 2001, and the shares of common stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of September 30, 2001, upon the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(2)	According to Amendment No. 2 to Schedule 13D filed on August 31, 2001 by Consolidated Press International Holdings Limited (“CPIHL”) and C. P. International Investments Limited (“CPII”) to further supplement and amend the Schedule 13D originally filed by CPIHL and CPII on February 22, 2000, as supplemented and amended by Amendment No. 1 dated March 22, 2001, each of CPII and CPIHL may be deemed the beneficial owners of these shares. The shares reported include 2,049,396 shares directly owned by CPII and 250,000 warrants issued to CTW Funding, LLC (“CTW”). CTW is 60% owned by CPII, 25% owned by Triarc Companies, Inc. and 15% owned by Robert M. Whyte, a director of the Company. CPIHL and CPII share voting and dispositive power with respect to all of such shares and warrants.

(3)	According to a Schedule 13G filed on February 14, 2000 (the “Madison West 13G”) by Madison West Associates Corp (“Madison”), Triarc Companies, Inc. (“Triarc”), Nelson Peltz, Peter W. May, Neale M. Albert and DWG Acquisition Group, L.P. (“DWG”), Triarc is the indirect beneficial owner and Madison is the direct beneficial owner of 603,787 shares of the Company’s Common Stock and each such company has shared voting and investment power over the shares. Triarc holds warrants to purchase 101,275 shares of the Company’s Common Stock at a price of $.01 per share. As the direct beneficial owner of approximately 30.2% of the outstanding voting common stock of Triarc, DWG shares voting and dispositive power over the 705,062 shares beneficially owned by Triarc. DWG disclaims beneficial ownership of such shares beneficially owned by Triarc, and Triarc disclaims beneficial ownership of the 603,787 shares directly owned by Madison.

(4)	According to the Madison West 13G, Mr. Albert, as a co-trustee of each of the Jonathan P. May 1998 Trust and the Leslie A. May 1998 Trust, shares voting and dispositive power over the 145,327 shares directly owned by the Jonathan P. May 1998 Trust and the 145,327 shares directly owned by the Leslie A. May 1998 Trust. Mr. Albert disclaims beneficial ownership of such shares. See footnote (7) below.

(5)	In connection with a financing transaction with ING (U.S.) Capital LLC, MCM issued $10 million of its senior unsecured notes to ING. In connection with issuance of the notes, the Company has issued warrants to ING to acquire 433,812 shares of the Company’s Common Stock at a price of $.01 per share.

(6)	Includes 988,226 shares owned by the Chandler Family Limited Partnership. Mr. Chandler, a former Vice Chairman and co-founder of the company, has voting power over these shares.

(7)	According to the Madison West 13G, Mr. May is a co-trustee of the Jonathan P. May 1998 Trust and the Leslie A. May 1998 Trust, and in such capacity shares voting and dispositive power over the 145,327 shares directly owned by the Jonathan P. May 1998 Trust and the 145,327 shares directly owned by the Leslie A. May 1998 Trust. In addition, as the indirect beneficial owner of approximately 33.5% of the outstanding voting common stock of Triarc, Mr. May shares voting and dispositive power over the 705,062 shares of Common Stock beneficially owned by Triarc. Mr. May disclaims beneficial ownership of such shares. See footnote (3) above.

(8)	Excludes 705,062 shares beneficially owned by Triarc. See footnote (3) above.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than ten percent Stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it during the year ended December 31, 2000, the Company believes that, during such year its executive officers, directors and ten-percent stockholders complied with all such filing requirements.

REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report into such other filing.

•	In accordance with its written charter, the Audit Committee assists the Board in oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee is composed of “independent” directors (“independence” is defined using Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards), and acts under a written charter that sets forth the audit related functions the committee is to perform. You can find a copy of that charter attached to this proxy statement as Appendix I.

         In performing its oversight function, the Audit Committee reviewed the Company’s audited financial statements and met with both management and Ernst & Young, the Company’s independent auditors for the fiscal year ended December 31, 2000, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with Ernst & Young the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the Company. They also discussed with Ernst & Young any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 89 and No. 90.

         Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Eric D. Kogan, Chairman Robert M. Whyte Richard A. Mandell*

*Mr. Mandell became a member of the Audit Committee on June 8, 2001.

Change of the Company’s Name
(Proposal No. 2)

         The Board of Directors has approved a change of the Company’s name to Encore Capital Group, Inc., and has directed that management submit the proposal to change the Company’s name for approval by stockholders at the annual meeting. If approved by the stockholders, the Company will file an amendment to its Certificate of Incorporation to change the name of the Company to Encore Capital Group, Inc. The proposed amendment to the Company’s Certificate of Incorporation is attached as Appendix II.

The Board of Directors recommends a vote FOR the change of the Company’s name.

STOCKHOLDER PROPOSALS AND NOMINATIONS

         Stockholder proposals for the 2002 annual meeting must be received at the principal executive offices of the Company by August 16, 2002, to be considered for inclusion in the Company’s proxy materials relating to such meeting.

         If you wish to nominate directors or bring other business before the stockholders at the 2002 annual meeting of stockholders:

•	You must be a stockholder of record at the time of giving notice and be entitled to vote at the meeting of stockholders to which the notice relates;

•	You must notify the Company in writing no later than August 16, 2002; and

•	Your notice must contain the specific information required in our Bylaws. Our Bylaws require that there be furnished to the Company written notice with respect to the nomination of a person for election as a director, as well as the submission of a proposal, at a meeting of stockholders. In order for any such nomination or submission to be proper, the notice must contain certain information concerning the nominating or proposing stockholder, and the nominee or the proposal, as the case may be. A copy of the applicable Bylaws may be obtained, without charge, upon written request to the Secretary of the Company at its principal executive offices in San Diego, California.

         A nomination or other proposal will be disregarded if it does not comply with the above procedure and any additional requirements set forth in our Bylaws. Please note that these requirements relate only to the matters that you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC’s requirements to have your proposal included in our proxy statement.

INDEPENDENT AUDITORS

         Ernst & Young LLP, the Company’s independent auditors for the fiscal year ended December 31, 2000, resigned on May 25, 2001. BDO Seidman, LLP has been appointed as the Company’s independent auditors for the fiscal year ending December 31, 2001.

         Representatives of Ernst & Young are not expected to be present at the meeting and therefore will not have an opportunity to make a statement and to respond to questions regarding Ernst & Young’s audit of the Company’s financial statements and records for the fiscal year ended December 31, 2000. Representatives of BDO Seidman are expected to be present at the meeting and will be given an opportunity to make a statement and respond to appropriate questions.

Audit Fees

         The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q for the fiscal year ended December 31, 2000, were $387,000.

Financial Information Systems Design and Implementation Fees

         For the fiscal year ended December 31, 2000, Ernst & Young was not paid a fee for, and did not provide, directly or indirectly, any services relating to the design or implementation of the Company’s information system, local area network, or any hardware or software system.

All Other Fees

         Ernst & Young was also paid fees for quarterly agreed-upon procedures, audit and tax consulting matters, preparation of tax returns, and securitization services. Total fees paid to Ernst & Young for all matters related to fiscal 2000 amounted to $581,000.

OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

MCM CAPITAL GROUP, INC

/s/ Carl C. Gregory, III

Carl C. Gregory, III President and Chief Executive Officer

December 6, 2001

APPENDIX I

MCM CAPITAL GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   Purpose

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the Company’s financial statements provided to stockholders, debtholders, the public and others, (ii) the Company’s system of internal controls regarding finance, accounting, legal compliance and ethical behavior and (iii) the Company’s auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee shall encourage continuous improvement of, and foster adherence to, the Company’s policies, procedures and practices at all levels.

         In meeting its responsibilities, the Audit Committee is expected to:

•	serve as an independent and objective party to review the Company’s financial reporting process and internal control system;

•	review and appraise the audit activities of the Company’s outside auditors; and

•	provide an open avenue of communication among the outside auditors, management and the Board of Directors.

         Without limiting the foregoing, and in recognition of the fact that the Company’s outside auditors are ultimately accountable to the Board of Directors and the Audit Committee, the Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors and/or nominate the outside auditors for stockholder approval.

         The Audit Committee shall primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. In carrying out its responsibilities, the Audit Committee has the authority to retain legal, accounting or other consultants to advise the Audit Committee.

   Organization

         The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more directors as determined by the Board of Directors, each of whom are not officers or employees of the Company and each of whom are free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of the director’s independent judgment. The persons described on Annex I are not independent for purposes of this Charter.

         All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement or shall become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in that member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   Meetings

         The Audit Committee shall meet as circumstances require. The Audit Committee may require members of management, the Company’s outside auditors or others to attend meetings and to provide pertinent information as necessary. As part of its job to foster open communication, the Audit Committee shall meet at least annually with management and the Company’s outside auditors in separate sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately.

   Responsibilities and Duties

         To fulfill its responsibilities and duties, the Audit Committee shall:

•	Review with financial management and the Company’s outside auditors the Company’s annual audited financial statements prior to the filing of such statements with the Securities and Exchange Commission. This review should include a discussion of the outside auditors’ judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on this review, the Audit Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

•	Review the performance of the outside auditors and make recommendations to the Board of Directors regarding the appointment or replacement of the outside auditors.

•	On an annual basis, review and discuss with the outside auditors all relationships the outside auditors have or have had during the current year with the Company to determine the outside auditors’ continued independence. In connection with the foregoing, the Audit Committee shall request that the outside auditors submit to the Audit Committee on an annual basis a written statement delineating all such relationships, shall discuss with the outside auditors any disclosed relationship or services that may impact the objectivity and independence of the outside auditors and shall, if appropriate, recommend that the Board of Directors take appropriate action in response to the written statement to satisfy itself of the outside auditors’ independence.

•	Review and reassess the adequacy of the Audit Committee’s Charter annually and recommend to the Board of Directors any changes deemed appropriate by the Audit Committee. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

•	Prepare any reports of the Audit Committee required by applicable securities laws or stock market listing requirements or rules to be included in any proxy statements, information statements or other documents.

•	Approve the fees to be paid to the outside auditors in connection with the Company’s annual audit.

•	Review with the outside auditors their audit plan, the scope of their audit, the auditors’ report and their recommendations.

•	Discuss with the outside auditors matters identified by the auditors for discussion with the Audit Committee in accordance with applicable AICPA statements on auditing standards.

•	Review and discuss with management and the Company’s outside auditors, the integrity of the Company’s financial reporting process.

•	Review and discuss with management and the Company’s outside auditors, the quality and adequacy of the Company’s internal accounting controls.

•	Review, at least annually, with the Company’s counsel, material pending or threatened litigation, legal compliance matters and any other legal matter that could have a significant impact on the Company’s financial position or results of operations.

•	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

* * *

         While the Audit Committee has the responsibilities and powers set forth in this Charter, the Company’s management is responsible for preparing the Company’s financial statements and the outside auditors are responsible for auditing them. The Audit Committee is responsible for overseeing the conduct of these activities. Consequently, in carrying out its responsibilities, the Audit Committee is not determining that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, nor is the Audit Committee providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditors’ work.

ANNEX I

         Persons who shall not be considered independent:

a.	Former Employees. A director who is or has been employed by the Company or any of its affiliates for the current year or any of the past three years.

b.	Compensated Individuals. A director who accepted any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

c.	Immediate Family Member. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, spouse’s parents, spouse’s children, spouse’s siblings and anyone who resides in such persons home.

d.	Related Party. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

e.	Cross Compensation Committee Link. A director who is employed as an executive of another entity where any of the Company’s executives serves on that entity’s compensation committee.

APPENDIX II

CERTIFICATE of AMENDMENT of
CERTIFICATE of INCORPORATION
of
MCM CAPITAL GROUP, INC.

•  First: The name of the corporation is MCM Capital Group, Inc. The corporation was incorporated in the State of Delaware on April 29, 1999.

•  Second: At a meeting of the Board of Directors of MCM Capital Group, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the proposed amendment be considered at the next annual meeting of the stockholders.

The resolution setting forth the proposed amendment is as follows:

Resolved, that the Certificate of Incorporation of this corporation be amended by changing Article One thereof to read in its entirety as follows:

“The name of the corporation is Encore Capital Group, Inc.”

•  Third: Thereafter, pursuant to resolution of its Board of Directors, at the annual meeting of the stockholders of said corporation duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the amendment.

•  Fourth: Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

•  Fifth: The capital of said corporation shall not be reduced under or by reason of said amendment.

BY:

(Authorized Officer)

NAME:

(Type or Print)

II-1

MCM Capital Group, Inc.

Annual Meeting of Stockholders — January 24, 2002

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Carl C. Gregory, III, Barry R. Barkley and J. Brandon Black proxies with full power of substitution acting unanimously and voting or if only one is present and voting then that one, to vote the shares of stock of MCM Capital Group, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of BDO Seidman, LLP, 350 Madison Avenue, New York, New York 10017-5001, on January 24, 2002, at 4:00 p.m. local time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

1.	ELECTION OF DIRECTORS

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the contrary below)☐	to vote for all nominees listed below☐

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

Eric D. Kogan, Peter W. May, Robert M. Whyte, Raymond Fleming, Carl C. Gregory, III, Richard A. Mandell

2. APPROVAL OF CHANGE OF THE COMPANY’S NAME

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please mark, sign and date the reverse side and return the proxy card promptly using the enclosed envelope.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or at any adjournment thereof.

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

Dated: ________________, 200
PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

Signature

Signature if held jointly